United States
                   Securities and Exchange Commission
                         Washington, D.C. 20549

          ____________________________________________________

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 30, 2002



                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
         (Exact name of registrant as specified in its charter)


                                 Nevada
             (State or other jurisdiction of incorporation)


                000-31801                           33-0930198
        (Commission File Number)          (IRS Employer Identification No.)


18200 Von Karman Avenue, 10th Floor, Irvine,          92612
               California                            (Zip Code)
  (Address of principal executive offices)


                             (949) 474-1500
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 11, 2002, the Registrant, by action of its stockholders, removed Harold Stokes as a director.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

     1. On May 30, 2002, Donald S. Baker resigned from the Registrant's board of directors.

     2. On August 21, 2002, the Registrant was notified that one of its directors, Richard Dunham, had resigned from the Registrant's board of directors. Mr. Dunham failed to give any reason, but did state he would file a statement with the Securities and Exchange Commission directly to disclose the reasons for his resignation. As soon as the Registrant receives such statement, it will file an amendment to this report including such statement as an exhibit in accordance with the Rules of the Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.
          ---------------------

     None.

     (b)  Exhibits.
          ---------

     The following exhibit is filed herewith:

     Exhibit 17.1.  Letter of Resignation by Donald S. Baker.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2002

                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.


                                   By  /s/  Mark Ellis
                                     ----------------------------------
                                     Mark Ellis, President